ESCROW  IMPOUNDMENT  AGREEMENT

                               FUND  IMPOUND  AGREEMENT

NAME  OF  ISSUER:  INTERNET  GOLF  ASSOCIATION,  INC.

DATE  EFFECTIVE  WITH  SEC:  __________________

EXPIRATION  DATE:  ___________________________

     THE OFFICERS AND DIRECTORS OF INTERNET GOLF ASSOCIATION, INC. HEREBY AGREES TO DELIVER, BY NOON OF THE BUSINESS DAY AFTER RECEIPT, and with names and addresses of investors at time deposit is made, funds to be applied to an escrow account in the amount of: $600,000 to

                   MRC  Legal  Services  Corporation
                      dba  Cutler  Law  Group
                  610  Newport  Center  Drive,  Suite  800
                       Newport  Beach,  CA  92660

as escrow agent, the papers, money, or property hereinafter described, to be held and disposed of by said escrow agent in accordance with the duties, instructions, and upon the terms and conditions hereinafter set forth to which the undersigned hereby agree:

1. Escrow agent (hereinafter called the "escrow agent") is not a party to, or bound by any agreement which may be evidenced by or arises out of the following instructions.

2. The escrow agent and its officers, agents, and employees, act hereunder as a depository only, and are not responsible or liable in any manner whatever for serving as escrow agent in this matter or for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

3. The escrow agent shall not be required to take or be bound by notice of any default by any person, or to take any action with respect to such default involving any expense or liability, unless notified in writing is given an officer of the escrow agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any such expense or liability.

4. The escrow agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other paper or document believed by the escrow agent to be genuine and to be signed by the proper party or parties.

5. The escrow agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake or fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct.

6. The escrow agent shall not be answerable for the default or misconduct of any agent, attorney, or employee acting on behalf of the Issuer.

7. In the event of any disagreement between the undersigned(s)or any of them, and/or the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein or affected hereby, the escrow agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so refusing the escrow agent may make no delivery or other disposition of any money, papers or property involved herein or affected hereby and in so doing the escrow agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for its failure or refusal to comply with such conflicting or adverse demands; and the escrow agent shall be entitled to continue so to refrain and refuse so to act until:

     a. The rights of the adverse claimants have been finally adjudicated in the court assuming and having jurisdiction of the parties and the money, papers and property involved herein or affected hereby an/or

     b. All differences shall have been adjusted by agreement and the escrow agent shall have been notified thereof in writing signed by all of the interested parties.

8. The papers, documents, money or property subject to this escrow (if other than already named) are as follows:

     a. Internet Golf Association, Inc. shall deliver to escrow agent within 48 hours if receipt any and all Investor funds and checks subscribing for Shares in Internet Golf Association, Inc.'s offering of Shares registered with the Securities and Exchange Commission.

     b. Internet Golf Association shall deliver to escrow agent within 48 hours of receipt any and all subscription agreements and ancillary documents signed and submitted by investors in Internet Golf Association, Inc.'s offering of Shares registered with the Securities and Exchange Commission. These documents shall clearly specify the address of the investor for use by the escrow agent in its actions under Section 9.

     And  including  such  items  as  may  be  described  on attached schedules.

9. The other duties of the escrow agent under the terms of this agreement are as follows:

     a. If $600,000 in investor subscription funds for the Internet Golf Association offering of Shares registered with the Securities and Exchange Commission is not deposited with the escrow agent by August 30, 2000, then escrow agent shall immediately return all such investor funds and documents to the named investors directly, without interest or deduction of any kind

     b. When $600,000 has been deposited with the escrow agent, and all other escrow requirements have been met, the escrow agent shall deliver to Internet Golf Association the full amount of all investor funds then on deposit, together with all interest earned on such amount, and shall deliver to Internet Golf Association all investor documents in escrow agent's possession.

10. The escrow agent will be named as depository only and has not passed in any way upon the merits or qualifications of the security and makes no recommendation with regard to its purchase. The escrow agent does not authorize the use of its name by any person for the promotion or sale of the Shares.

11. Fees for the usual services of the escrow agent under terms of this agreement are set forth below, All such fees shall be computed on a fiscal or calendar year period adjusted for any fractional part thereof except that a fee for any period shall not be less than the minimum fee indicated.

     a. In the event the fees charged and due the escrow agent remain unpaid for a period of one year, the escrow agent shall have the right, and is hereby authorized in its role and absolute discretion to discontinue the escrow, terminate all duties hereunder, close all accounting or other records, and to destroy all documents, records and files or to retain such items in a dormant account status subject to the escheat laws of the State of California.

     b.     All  fees  charged  shall  be  paid  as  follows:

     c.     The  initial  escrow  fee  shall  be  $  500.00

     d. In addition to the escrow fee paid or agreed upon at the inception of this escrow, the parties agree to pay a reasonable compensation for any extra services rendered or incurred by the escrow agent including a reasonable attorney's fee if disputes arise or litigation is threatened or commences which requires the escrow agent to refer such dispute to its attorneys.

12. After release of escrow, the duties, responsibilities and liability of every kind and character under the escrow agreement shall cease and terminate.

In witness whereof, the undersigned have executed this agreement as of the 1st day of March, 2000

ISSUER:
Internet  Golf  Association,  Inc.

/s/ Vincent Castagnola
______________________________
Vincent  Castagnola,  President


ESCROW  AGENT:

MRC  Legal  Services  Corporation

/s/ M. Richard Cutler
______________________________
M.  Richard  Cutler,  President